UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 26, 1999
                                                     ---------------

Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 10, 1999, relating to the Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-1)
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             (Exact name of registrant as specified in its charter)


        New York                      333-81595                   13-3728743
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                      270 Park Avenue
                      New York, New York                               10017
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                      (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code      (212) 270-6000
                                                        --------------

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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         -------------

        Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-1. On August 26, 1999, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 10, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Chase Manhattan Bank, as servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and State Street Bank and Trust Company, as trustee, of Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-1 (the "Certificates"), issued in seventeen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance as of August 10, 1999 of $1,254,382,118 were sold to Chase Securities Inc. ("CSI") and First Union Capital Markets Corp. (together with CSI, the "Underwriters"), pursuant to an Underwriting Agreement dated as of August 13, 1999, by and among the Company and the Underwriters.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)     Exhibits

Exhibit 4      Pooling and Servicing Agreement




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


SIGNATURES
----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 8, 1999


                                               CHASE COMMERCIAL MORTGAGE
                                               SECURITIES CORPORATION



                                               By:      /s/ Steven Schwartz
                                                        -------------------
                                               Name:    Steven Schwartz
                                               Title:   Vice President


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

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation  S-K
Exhibit No.               Description                                      Page
-----------               -----------                                      ----

4                         Pooling and Servicing Agreement                  6



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